                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Seaman Furniture Company, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                        SEAMAN FURNITURE COMPANY, INC.

                   Notice of Annual Meeting of Stockholders
                        to be held September 25, 1996

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SEAMAN FURNITURE COMPANY, INC. (the "Company"), a Delaware corporation, will be held on Wednesday, September 25, 1996 at 10:00 A.M. (Eastern Standard Time) at the Huntington Hilton, 598 Broadhollow Road, Melville, New York 11747, for the following purposes:

      (1) To elect three directors to the Board of Directors to hold office for a term of three years; and

      (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Company for Fiscal Year 1997.

      Only holders of Common Stock of record on the books of the Company at the close of business on August 8, 1996 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. A list of such stockholders will be available from September 9, 1996 until prior to the meeting, as required by law, at the office of the Company located at 300 Crossways Park Drive, Woodbury, New York. This list will also be available at the Annual Meeting. The stock transfer books will not be closed.

      You are cordially invited to the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOUR PROXY MAY BE REVOKED IF YOU ELECT TO VOTE IN PERSON. THE PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS.

                              By Order of the Board of Directors

                              /s/ STEVEN H. HALPER

                              STEVEN H. HALPER

                              Secretary

Woodbury, New York
August 22, 1996

                        SEAMAN FURNITURE COMPANY, INC.

              300 Crossways Park Drive, Woodbury, New York 11797

                               PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                        To be held September 25, 1996

      The enclosed proxy is solicited by and on behalf of the Board of Directors of Seaman Furniture Company, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held September 25, 1996, at 10:00 A.M. (Eastern Standard
Time) at the Huntington Hilton, 598 Broadhollow Road, Melville, New York 11747 and any adjournment thereof (the "Meeting"). The matters to be considered and acted upon at the Meeting are described in the foregoing Notice of Annual Meeting of Stockholders and this Proxy Statement. This Proxy Statement and the related form of proxy are being mailed on or about August 26, 1996 to all stockholders of record on August 8, 1996. Shares of the Company's Common Stock, $.01 par value (the "Common Stock"), represented by proxies, will be voted as hereinafter described or as otherwise specified by the stockholder. Any proxy given by a stockholder may be revoked by the stockholder at any time, prior to the voting of the proxy, by delivering a written notice to the Secretary of the Company, by executing and delivering a later-dated proxy or by attending the Meeting and voting in person.

      The persons named as proxies are Alan Rosenberg, President and Chief Executive Officer of the Company, and Steven H. Halper, Executive Vice President, Chief Operating Officer and Secretary of the Company. The cost of preparing, assembling and mailing the proxy, this Proxy Statement and the other material enclosed and all clerical and other expenses of solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers and employees of the Company, without receiving additional compensation, may solicit proxies by telephone, telegram or personal interview. The Company also will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of Common Stock held of record by such custodians and will reimburse such custodians for their expenses in forwarding soliciting materials.

      Proposals of security holders intended to be presented at the next annual meeting must be received by the Company by April 28, 1997 for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

                                 VOTING RIGHTS

      Only holders of shares of Common Stock of record at the close of business on August 8, 1996 will be entitled to vote at the Meeting. On August 8, 1996, the Company had 4,537,041 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter. Holders of shares of Common Stock are not entitled to cumulative voting rights.

      The presence at the Meeting in person or by proxy of the holders of a majority of the shares of Common Stock entitled to vote shall constitute a quorum. Votes abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes "against" a particular matter. The votes required with respect to the items set forth in the Notice of Annual Meeting of Stockholders are set forth in the discussion of each item herein.

     Unless contrary instructions are indicated on the proxy card, all shares of Common Stock represented by valid proxies will be voted FOR the two items listed on the proxy card and described below, and will be voted at the discretion of the proxies in respect of such other business, if any, as may properly be brought before the Annual Meeting. As of the date hereof, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than those matters referred to herein. If you give specific voting instructions by checking the boxes on the proxy card, your shares of Common Stock will be voted in accordance with such instructions. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby in accordance with their best judgment and discretionary authority to do so is included in the proxy. The affirmative vote of the holders of a majority of the Common Stock, represented at the Meeting or any adjournment thereof and actually voted, would be required with respect to any such matter brought to a stockholder vote.

                             ELECTION OF DIRECTORS
                             (Item 1 on the Proxy)

      The Company's Certificate of Incorporation and By-Laws provide that the directors of the Company are to be classified into three classes, with the directors in each class serving for three-year terms and until their successors are elected.

      The Board has nominated Messrs. Alperin, Peraldo and Rosenberg for re-election as directors at the Meeting. Information regarding Messrs. Alperin, Peraldo and Rosenberg and the other persons presently serving on the Board, whose terms expire after the Meeting, is set forth hereinafter.

      A plurality of all votes cast at the Meeting or any adjournment thereof, is required to elect such persons as directors. If a broker indicates on a proxy that it does not have discretionary authority (as to certain shares) to vote on a particular matter, those shares will not be considered as present and entitled to vote, in respect to that matter. Unless authority to do so is withheld, the persons named in the accompanying form of proxy will vote the shares represented thereby for the following nominees. While it is not anticipated that the nominees will be unable to serve, if the nominee should be unable to act as a director, the persons named in the accompanying form of proxy may, unless authority to do so is withheld, vote for any substitute nominee proposed by the Board.

      The Board recommends that stockholders vote FOR the election of Messrs. Alperin, Peraldo and Rosenberg as Directors of the Company. Proxies solicited by the Board will be so voted, unless stockholders specify in their proxies a contrary choice.

Class I: Nominees for election at the 1996 Annual Meeting for terms expiring at the 1999 Annual Meeting

            Barry J. Alperin, 56, a Director of the Company since November 23, 1992, is a private consultant. He was Vice Chairman of Hasbro, Inc. from 1990 until his retirement on July 31, 1995, and a member of its Board of Directors from 1988 until May 1996. Mr. Alperin was Chief Operating Officer and Executive Vice President of Hasbro, Inc. from 1989 to 1990, and from 1985 to 1988 he was a Senior Vice President - Corporate. Prior to that, he was a Partner with the law firm of Fenwick, Davis & West in New York. Mr. Alperin has an L.L.B. from Harvard Law School, an M.B.A. from the Amos Tuck School of Business, and a B.A. from Dartmouth College. He is also a director of Henry Schein, Inc.

            Leo Peraldo, 61, has been a Director of the Company since October 14, 1992. He is currently President of Family & Business Insurance Center, Inc. He was the Vice President of Finance for Klaussner Furniture Industries, Inc., one of the major furniture manufacturers in the United States until December 31, 1992 when he retired. He has over twenty years experience in the furniture industry. Mr. Peraldo has a B.S. degree from Texas Christian University.

            Alan Rosenberg, 46, has been the President and Chief Executive Officer of the Company and a Director of the Company since October 14, 1992. From June 1992 until his current appointment with the Company, Mr. Rosenberg worked for Ametex Fabrics, a division of Masco Industries. Prior to that, he had been employed by the Company since 1971. He was a buyer from 1971 to 1980, Soft Lines Merchandise Manager from 1980 to 1985, Vice President - Soft Lines from 1985 to 1990, and Senior Vice President - General Merchandise Manager from 1990 to June 1992. Mr. Rosenberg holds a B.S. Degree from the State University of New York at Albany.

Class II:   Director whose term expires at the 1997 Annual Meeting

            James B. Rubin, 42, has been a Director of the Company since June 28, 1994, and has been Senior Managing Director of M.D. Sass Associates, Inc.'s ("M.D. Sass") Restructured Securities Management Company and Sass Lamle Rubin & Co. divisions since their inception in 1989. Previously, he was principal of J.B. Rubin & Company, an investment management and financial advisory firm. From 1985 to 1986, Mr. Rubin was Senior Financial Analyst with Smith Vasilou Management Company, an investment firm specializing in troubled companies. Mr. Rubin graduated from Cornell University in 1975 with an undergraduate degree in Industrial Engineering.

Class III:  Directors whose terms expire at the 1998 Annual Meeting

            Kim Z.  Golden,  41, a Director of the Company  since  October 14,
1992, is an Executive Vice President of T. Rowe Price Recovery Fund Associates, Inc. ("Associates"). Prior to joining Associates in 1991, Mr. Golden was a Vice President in the Corporate Finance Department at Chemical Bank ("Chemical"). From 1986 to 1991, he served in various capacities at Chemical, emphasizing valuation, leveraged buyouts, and mergers and acquisitions. Prior to joining the Corporate Finance Department in 1986, he was a Managing Consultant in Chemical's Foreign Exchange Advisory Service, advising Fortune 100 companies on international financial risk management. From 1979 to 1981, Mr. Golden worked in the Office of International Monetary Affairs at the United States Treasury Department. Mr. Golden has a B.A. and a B.Mus. from Oberlin College and an M.P.A. from the Woodrow Wilson School of Public and International Affairs, Princeton University.

            Robert C. Ruocco, 37, a Director of the Company since October 14, 1992, has been, since 1993, a general partner of Carl Marks Management Co., L.P. ("Carl Marks"), an investment advisory firm, which acts as general partner to various investment partnerships, and an executive officer of an affiliate of Carl Marks, which acts as investment manager to institutional fund accounts. From July 1989 through 1992, Mr. Ruocco was employed by M.J. Whitman, L.P., a registered broker dealer, prior to which he was a Vice President in the Corporate Finance Division of Chemical Bank, specializing in restructurings and reorganizations. Mr. Ruocco served in various capacities at Chemical beginning in November 1984 and began his professional career in August 1980, when he joined the management training program at Manufacturers Hanover Trust Company. He graduated from Dartmouth College in 1980 with an A.B. Degree in economics.

Meetings of the Board of Directors

      The Board of Directors met four times during the fiscal year ended April 30, 1996. Each director attended at least three of the meetings of the Board of Directors of the Company and all of the Board Committees, of which, he was a member.

Committees of the Board of Directors

      The following are the current members and functions of the standing committees of the Board of Directors.

      Audit  Committee.  The  members  of  the  Audit  Committee  are  Messrs.
Alperin, Peraldo and Rubin. The primary functions of the Audit Committee, composed entirely of non-management directors, are to pass upon the scope of the independent certified public accountants' examination, to review with the independent certified public accountants and the Company's principal financial and accounting officers the audited financial statements and matters that arise in connection with the examination, and to review and approve the independence of the independent certified public accountants. The Audit Committee met once during the fiscal year ended April 30, 1996.

      Compensation Committee. The members of the Compensation Committee are Messrs. Golden, Rubin and Ruocco. The Committee represents the full Board of Directors in matters relating to the compensation of Company officers and, from time to time, recommends to the full Board of Directors appropriate methods and rates of director compensation. It also administers the Company's 1992 Stock Option Plan (the "1992 Stock Option Plan"). The Compensation Committee met four times during the fiscal year ended April 30, 1996.

      Director Nomination Procedure. The By-Laws provide that nominations for election of directors by the stockholders will be made by the Board or any stockholder entitled to vote in the election of directors generally. The By-Laws require that stockholders intending to nominate candidates for election as directors deliver written notice thereof to the Secretary of the Company no later than 60 days in advance of the meeting of stockholders; provided, however, that in the event that the date of the meeting is not publicly announced by the Company by inclusion in a report filed with the Securities and Exchange Commission or furnished to stockholders, or by mail, press release or otherwise more than 75 days prior to the meeting, notice by the stockholder to be timely must be delivered to the Secretary of the Company no later than the close of business on the tenth day following the day on which such announcement of the date of the meeting was so communicated. The By-Laws further require that the notice by the stockholder set forth certain information concerning such stockholder and the stockholder's nominees, including their names and addresses, a representation that the stockholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, the class and number of shares of the Company's stock owned or beneficially owned by such stockholder, a description of all arrangements or understandings between the stockholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of the nominees of such stockholder, and the consent of each nominee to serve as a director of the Company, if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with these requirements. Similar procedures prescribed by the By-Laws are applicable to stockholders desiring to bring any other business before an Annual Meeting of Stockholders.

Compensation of Directors

      Each director of the Company, who is not an executive officer or principal stockholder or is not a representative of a principal stockholder of the Company or any of its subsidiaries nor affiliated with a stockholder, is paid an annual base retainer fee of $20,000. Each director, who represents a principal of the Company or any of its subsidiaries or affiliated with such a stockholder, is paid an annual base retainer fee of $10,000. Members of the Board of Directors, who are also employees of the Company or any of its subsidiaries, receive no additional compensation for service on the Board.

      The 1992 Stock Option Plan provides that options to purchase Common Stock may be issued to directors who are not employees of the Company. See "Executive Compensation - The Company's 1992 Stock Option Plan."

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

      The following tables furnish information as of July 25, 1996 as to: (i) shares of Company Common Stock beneficially owned by any person owning beneficially more than five percent (5%) of the outstanding shares; and (ii) shares of Company Common Stock beneficially owned by each director of the Company and shares of Company Common Stock beneficially owned by all directors and officers of the Company, as a group. (Except as indicated hereinafter, all such shares are beneficially owned directly by the person indicated in the table.)

Security Ownership of Certain Beneficial Owners

Name and Address              Amount and Nature of           Percent
of Beneficial Owner           Beneficial Ownership (1)       of Class
- -------------------           ------------------------       --------
M.D. Sass Associates, Inc.      1,704,584 (2)               37.6% (2)
c/o Sass Lamle Rubin & Co.
1185 Ave. of the Americas
New York, NY  10036

T. Rowe Price Recovery            967,900 (3)               21.3% (3)
  Fund, L.P.
100 E. Pratt Street
Baltimore, MD  21202

Carl Marks                        835,660 (4)               18.4% (4)
  Management Co., L.P.
135 E. 57th St.
New York, NY  10022

      (1) Each beneficial owner has sole voting and investment power, with respect to the shares listed, unless otherwise indicated.

      (2) M.D. Sass Associates, Inc. exercises voting power and investment power over these shares on behalf of certain client accounts and accounts managed by its affiliates with which such powers are shared. Additionally, M.D. Sass employees and affiliates have an indirect beneficial interest in certain of the client entities which own these shares. M.D. Sass disclaims beneficial ownership of shares owned by its clients. James B. Rubin shares voting and investment power in the above shares as an executive of M.D. Sass and with respect to shares included in the above total held by him as trustee for a defined contribution plan. Mr. Rubin disclaims beneficial ownership of these shares.

       (3) Represents shares owned of record and beneficially by T. Rowe Price Recovery Fund, L.P. ("Recovery Fund") directly. Associates, as the general partner of Recovery Fund, has the power to vote and dispose of such shares, and Kim Golden, as Executive Vice President of Associates, has the authority to act on behalf of Associates as to the voting and disposition of such shares. Accordingly, Associates and Mr. Golden share investment power with Recovery Fund as to the shares and may be deemed to be beneficial owners of the shares owned directly by Recovery Fund. Each of Associates and Mr. Golden disclaims beneficial ownership of the shares.

      (4) Represents shares beneficially owned directly by two investment partnerships, of which Carl Marks is sole General Partner. The three general partners of Carl Marks, Messrs. Andrew M. Boas, Robert C. Ruocco and Martin J. Whitman, share the power to direct the voting and disposition of such shares. Accordingly, such shares may be deemed to be beneficially owned by both Carl Marks and by Messrs. Boas, Ruocco and Whitman. In addition, a fund and an account managed by an affiliate of Carl Marks owns beneficially 80,613 shares of Common Stock, which shares may also be deemed to be beneficially owned by Messrs. Boas, Ruocco and Whitman.

Security Ownership of Management


Name and Address              Amount and Nature of           Percent
of Beneficial Owner           Beneficial Ownership (1)       of Class
- -------------------           ------------------------       --------
  Barry J. Alperin                  4,000 (2)                 .1% (2)
  Kim Z. Golden                   967,900 (3)               19.2% (3)
  Steven H. Halper                142,223 (4)                2.8% (4)
  Peter McGeough                  146,223 (5)                2.9% (5)
  Leo Peraldo                       4,000 (6)                 .1% (6)
  Alan Rosenberg                  188,520 (7)                3.7% (7)
  James B. Rubin                1,704,584 (8)               33.7% (8)
  Robert C. Ruocco                916,273 (9)               18.1% (9)
                                ---------                   ----
                                4,073,723                   80.6%

  Total Shares Owned by
    Directors and Executive
    Officers as a Group
    (13 individuals):           4,107,823 (10)              81.3% (10)


      (1) Each beneficial owner has sole voting and investment power with respect to the shares listed, unless otherwise indicated.

      (2) All of the 4,000 shares beneficially owned by Mr. Alperin are shares to which Mr. Alperin has the right to acquire beneficial ownership through the exercise of stock options.

      (3) These securities are owned by the T. Rowe Price Recovery Fund, L. P.; voting and dispositive power is exercised through its sole general partner, T. Rowe Price Recovery Fund Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Associates, Inc. ("Price Associates"). Mr. Golden is Executive Vice President of Recovery Fund Associates. Mr. Golden expressly disclaims beneficial ownership of such securities.

      (4) All of the 142,223 shares beneficially owned by Mr. Halper are shares to which Mr. Halper has the right to acquire beneficial ownership through the exercise of stock options.

      (5) Of the 146,223 shares beneficially owned by Mr. McGeough, 142,223 shares are shares as to which Mr. McGeough has the right to acquire beneficial ownership through the exercise of stock options, and 4,000 are owned by Mr. McGeough's spouse.

      (6) All of the 4,000 shares beneficially owned by Mr. Peraldo are shares to which Mr. Peraldo has the right to acquire beneficial ownership through the exercise of stock options.

      (7) All of the 188,520 shares beneficially owned by Mr. Rosenberg are shares as to which Mr. Rosenberg has the right to acquire beneficial ownership through the exercise of stock options.

      (8) Shares voting power and investment power with affiliated persons and entities under common control for the benefit of its clients owning these shares. M.D. Sass disclaims beneficial ownership of shares owned by its clients. M.D. Sass employees and affiliates have an indirect beneficial interest in the certain client entities which own the shares.

      (9) Consists of shares beneficially owned by Carl Marks and an affiliated advisory firm of which Mr. Ruocco is a general partner and an executive officer, respectively. See Note 4 to table of Security Ownership of Certain Beneficial Owners and Management.

      (10)  See the information in the footnotes set forth above.

                              EXECUTIVE OFFICERS

      The following table sets forth information relating to each of the executive officers and other significant employees of the Company:

Name               Age    Position(s) with the Company
- ----               ---    ----------------------------

Alan Rosenberg      46    President, Chief Executive Officer and Director

Steven H. Halper    51    Executive Vice President - Chief Operating Officer
                          and Secretary

Peter McGeough      42    Executive Vice President - Chief Administrative and
                          Financial Officer

Donald S. Leibowitz 46    Vice President - Operations

Thomas A. Martinez  49    Vice President - Merchandising

Coleen A. Colreavy  31    Vice President - Corporate Controller and Chief
                          Accounting Officer

Lawrence Winslow    61    Treasurer

Robert N. Webber    41    Vice President - General Counsel and Assistant
                          Secretary

      Alan Rosenberg has been the President and Chief Executive Officer of the Company and a Director of the Company since October 14, 1992. From June 1992 until his current appointment with the Company, Mr. Rosenberg worked for Ametex Fabrics, a division of Masco Industries. Prior to that, he had been employed by the Company since 1971. He was a buyer from 1971 to 1980, Soft Lines Merchandise Manager from 1980 to 1985, Vice President - Soft Lines from 1985 to 1990, and Senior Vice President - General Merchandise Manager from 1990 to June 1992. Mr. Rosenberg holds a B.S. degree from the State University of New York at Albany.

      Steven H. Halper, Executive Vice President - Chief Operating Officer and Secretary of the Company. He has been Executive Vice President - Chief Operating Officer since October 14, 1992, and has been Secretary since September 1, 1993. From March 1992 until October 1992, Mr. Halper was a consultant to the furniture industry. Prior to that, he had been employed by the Company since 1968. He was General Merchandise Manager of the Company from 1976 until 1984 and was elected Senior Vice President - Operations and Secretary in June 1985. He holds a B.S. degree from the Wharton School of Business, University of Pennsylvania.

      Peter McGeough, Executive Vice President - Chief Administrative and Financial Officer of the Company, has been employed in that capacity since October 14, 1992. From June 1992 until October 1992, Mr. McGeough was Vice President - Controller at Brooks Fashion Stores, a specialty retailer. Mr. McGeough was Vice President - Finance of the Company from April 1990 to June 1992. Prior to that, he was Vice President - Controller at Brooks Fashion Stores and Vice President - Finance at Fortunoff's, a home furnishings retailer. He has a B.A. (honors) and M.A. (honors) from University College, Dublin, Ireland.

      Donald S. Leibowitz has been Vice President - Operations since November 2, 1992. From June 1992 until his appointment on November 2, 1992, he was Vice President of Operations for Pergament Home Centers. Prior to that, Mr. Leibowitz had been employed by the Company since September 1988. Mr. Leibowitz was Vice President of Operations at Folz Vending and spent fourteen years with Abraham & Strauss, a division of Federated Department Stores. Mr. Leibowitz holds a B.S. degree from Long Island University.

      Thomas A. Martinez, Vice President - Merchandising, has been employed by the Company since April 13, 1991. From February 1989 to April 1991, he worked in the furniture industry as an import specialist; from March 1987 to February 1989, he was Vice President of Purchasing for Norman Harvey Associates. Mr. Martinez was a buyer for the Company from March 1981 to March 1987. Prior to that, he was a buyer for Sachs New York, a furniture retailer, and spent seven years as an over-the-counter trader and an arbitrage trader for First Manhattan Securities. He attended Mercy College in Dobbs Ferry, where he majored in Marketing.

      Coleen A. Colreavy, Vice President - Corporate Controller and Chief Accounting Officer, has been employed by the Company since March 1989. She became Corporate Controller in January 1993. Ms. Colreavy previously held the positions of Assistant Controller, Budget Manager and Financial Reporting Manager. Prior to joining the Company, she was employed by the accounting firm of Touche Ross. Ms. Colreavy is a certified public accountant and holds a B.S. (honors) from St. John's University.

      Lawrence A. Winslow, Treasurer, has been employed by the Company since January 1991. He became Treasurer in January 1993. Mr. Winslow was Manager of Financial Methods at Brooks Fashions Store, Inc. from January 1987 to January 1991. Prior to that he was Chief Financial Officer at Van Cleef, Jordan & Wood, Inc. Mr. Winslow graduated from Pace University where he majored in Accounting Practice.

      Robert N. Webber, Vice President - General Counsel and Assistant Secretary, has been employed in that capacity since March 1, 1995. From September 1993 until February 1995, Mr. Webber was on retainer with the Company while attending an L.L.M. program at Pace University Law School.
Prior to that, he had been employed by the Company since 1983. He was the Assistant General Counsel of the Company from 1983 until March 1989, when he was elected Vice President - General Counsel. He holds J.D. and L.L.M. degrees from Pace University Law School and a B.A. from New York University.

                            EXECUTIVE COMPENSATION

      The following table summarizes the compensation awarded to, earned by or paid to the Chief Executive Officer and the four other most highly compensated executive officers during the fiscal year ended April 30, 1996 for services rendered in all capacities to the Company.

                        SEAMAN FURNITURE COMPANY, INC.
                          SUMMARY COMPENSATION TABLE

                                                                 Long Term
                                Annual Compensation              Compensation

================================================================================
                                                 Other        Shares
  Name                                           Annual    Underlying
                         Year  Salary   Bonus                Options
                                ($)     ($) (1)  Comp.
                                                 ($) (2)   (Number of
                                                             Shares)
- --------------------------------------------------------------------------------
  Alan Rosenberg         1996  300,216     0       21,124      60,000
  President & CEO        1995  283,669  325,000    17,065      20,000
                         1994  254,699  100,000     6,200      10,000
- --------------------------------------------------------------------------------
  Steven Halper          1996  235,216     0        8,449      52,500
  COO & Executive Vice   1995  216,574  275,000     7,866      17,500
  President              1994   178,463 100,000     5,429      10,000
- --------------------------------------------------------------------------------
  Peter McGeough         1996  235,216     0        8,180      52,500
  CFO & Executive Vice   1995  216,574  275,000    10,267      17,500
  President              1994  178,203  100,000     5,202      10,000
- --------------------------------------------------------------------------------
  Thomas Martinez        1996  133,971     0       3,316        6,000
  Vice    President   -  1995  127,755   35,000     4,892       9,000
  Merchandising          1994  119,524   15,000     1,535       8,200
- --------------------------------------------------------------------------------
  Donald Leibowitz       1996  123,890     0        3,138       6,000
  Vice    President   -  1995  117,107   33,000     4,981       8,000
  Operations             1994  109,337   14,000     1,170       6,400
================================================================================
      (1) Bonuses earned for each of fiscal 1995 and 1994 were paid in fiscal 1996 and 1995, respectively. Stock options earned for each of fiscal 1996, 1995 and 1994 were granted in fiscal 1997, 1996 and 1995, respectively.

      (2) For Messrs. Rosenberg, Halper, McGeough, Martinez, and Leibowitz Other Annual Compensation includes monies paid to each for automobile expenses, life insurance, and medical insurance.

                      OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth information for the fiscal year ended April 30, 1996, respecting the grant of stock options to each of the executives named in the Summary Compensation Table. The stock options were granted in accordance with the provisions of the Company's 1992 Stock Option Plan.

=====================================================================================
                Number      Percentage                       Potential Realizable
                of          of                               Value at Assumed Annual
    Name        Shares      Total                            Rates of Stock Price
                Underlying  Options    Exercise  Expiration  Appreciation for Option
                Options     Granted    of Base   Date        Term (2) 0% (3)
                Granted     to         Price                 5% (4)  10% (5)
                (#)(1)      Employees  ($/share)
                            in
                            Fiscal
                            Year
- --------------------------------------------------------------------------------------
    Alan         20,000    9.76%        $21.00   5/01/06      $0    $182,600 $539,600
    Rosenberg
                 20,000    9.76%        $24.50   5/01/06      $0    $112,600 $469,600

                 20,000    9.76%        $28.00   5/01/06      $0    $42,600  $399,600
- --------------------------------------------------------------------------------------
    Steven       17,500    8.54%        $21.00   5/01/06      $0    $159,775 $472,150
    Halper
                 17,500    8.54%        $24.50   5/01/06      $0    $98,525  $410,900

                 17,500    8.54%        $28.00   5/01/06      $0    $37,275  $349,650
- --------------------------------------------------------------------------------------
    Peter        17,500    8.54%        $21.00   5/01/06      $0    $159,775 $472,150
    McGeough
                 17,500    8.54%        $24.50   5/01/06      $0    $98,525  $410,900

                 17,500    8.54%        $28.00   5/01/06      $0    $37,275  $349,650
- --------------------------------------------------------------------------------------
    Thomas        6,000    2.93%        $18.50   5/01/06      $0    $69,780  $176,880
    Martinez
- --------------------------------------------------------------------------------------
    Donald        6,000    2.93%        $18.50   5/01/06      $0    $69,780  $176,880
    Leibowitz
======================================================================================

      (1) These options become exercisable in equal amounts on each of May 1, 1997, May 1, 1998 and May 1, 1999.

      (2) The dollar amounts under these columns are the result of calculations projected as of the year 2006, assuming 0%, and the 5% and 10% rates set by the Securities and Exchange Commission, of compounded annual appreciation, and are not intended to forecast possible future appreciation, if any, of the Company's stock price.

      (3) No gain to the optionee is possible without an increase in stock price, which would benefit all stockholders commensurately. A 0% appreciation in stock price would result in zero dollars for the optionee.

      (4) A 5% per year appreciation in stock price from $18.50 per share yields $30.13 per share in the year 2006.

      (5) A 10% per year appreciation in stock price from $18.50 per share yields $47.98 per share in the year 2006.

                        FISCAL YEAR END OPTION VALUES

      The following table sets forth certain information regarding the total number of stock options held by each of the named executive officers, and the aggregate value of such stock options, on April 30, 1996. No options were exercised by any of the named executives during the fiscal year ended April 30, 1996.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION VALUES


                                                                  Value of Unexercised
                                   Number of Shares               in-the-Money
                                   Underlying Unexercised         Options
                                   Options at Fiscal Year End (1) at Fiscal Year End (2)
=======================================================================================
Name        Shares     Value       Exercisable   Unexercisable  Exercisable   Unexercisable
            acquired   Realized    (#)           (#)            ($)           ($)
            on         ($)
            exercise
            (#)
- ----------------------------------------------------------------------------------------
Alan        --         --           188,520       123,703       2,518,163       539,625
Rosenberg
- ----------------------------------------------------------------------------------------
Steven      --         --           142,223       104,443       1,938,592       414,708
Halper
- ----------------------------------------------------------------------------------------
Peter       --         --           142,223       104,443       1,938,592       414,708
McGeough
- ----------------------------------------------------------------------------------------
Thomas      --         --             9,033        20,467          76,248        32,802
Martinez
- ----------------------------------------------------------------------------------------
Donald      --         --             6,833        18,267          57,448        25,602
Leibowitz
===========================================================================================

      (1) The number of unexercised options reflect those stock options awarded in respect of fiscal 1996 which were granted after the fiscal year-end.

      (2) The closing price of the Company's Common Stock on the Nasdaq National Market on April 30, 1996 was $18.50 and is used in calculating the value of unexercised options.

                          Ten-Year Option/Repricings


- -----------------------------------------------------------------------------------
                                                   Exercise
                          Number of  Market Price  Price At            Length of
                          Options    of Stock at   Time of             Original
                          Repriced   Time of       Repricing  New      Option
                          or         Repricing     or         Exercise Term
Name             Date     Amended    or Amendment  Amendment  Price    Remaining
                             (#)          ($)         ($)     ($)      at Date
                                                                       Repricing or
                                                                       Amendment
================================================================================
Alan Rosenberg   7/25/96    20,000      17 3/8       $24.00    $21.00       9
                            20,000      17 3/8       $29.00    $24.50       9
                            20,000      17 3/8       $35.00    $28.00       9
- --------------------------------------------------------------------------------
Steven Halper    7/25/96    17,500      17 3/8       $24.00    $21.00       9
                            17,500      17 3/8       $29.00    $24.50       9
                            17,500      17 3/8       $35.00    $28.00       9
- --------------------------------------------------------------------------------
Peter McGeough   7/25/96    17,500      17 3/8       $24.00    $21.00       9
                            17,500      17 3/8       $29.00    $24.50       9
                            17,500      17 3/8       $35.00    $28.00       9
================================================================================

Employment Agreements

      The Company renewed the Employment Agreements (collectively, the "Employment Agreements") with each of Messrs. Rosenberg, Halper and McGeough (each individually an "Executive" and, collectively, the "Executives"), each having a three (3) year term which commenced as of May 1, 1995 (the "Commencement Date") and ends as of April 30, 1998, with automatic renewals for consecutive terms of one year each, unless terminated by either party at least 90 days prior to the end of the existing term. Mr. Rosenberg's annual salary during the first year of the Employment Agreement was $300,000; Mr. Halper's annual salary during the first year was $235,000; and Mr. McGeough's annual salary during the first year was $235,000. The Employment Agreements provide that, on each anniversary of the Commencement Date, each Executive's annual salary shall be increased by an amount determined by multiplying the Executive's annual salary for the preceding year by the percentage increase of the consumer price index for that year. The Executives shall be eligible for a minimum bonus (the "Minimum Bonus") for each completed fiscal year of his employment. This Minimum Bonus is calculated pursuant to a matrix established by the Board. The matrix sets forth various potential bonus amounts based on the Company's financial results. The Board establishes a new matrix prior to each April 30 for the next succeeding fiscal year. Additionally, prior to the first anniversary of the Commencement Date, and prior to each such anniversary thereafter, the Board of Directors is obligated to review the salary and benefits of each Executive payable under the Employment Agreements and, in its discretion, after consideration of an Executive's performance, the profitability and financial position of the Company, and any other factors they deem appropriate, the Board of Directors may, by a majority vote, agree in its absolute sole discretion to increase the salary of an Executive by more than the consumer price index increase and/or to pay a bonus greater than the Minimum Bonus. Mr. Rosenberg's current annual salary is $309,583; Mr. Halper's current annual salary is $242,646; and Mr. McGeough's current annual salary is $242,646.

      The Company, at its expense, provides each of the Executives, so long as they remain employed by the Company, with an automobile. It also provides the Executives with coverage under all employee benefit plans (excluding any bonus, profit sharing or similar programs) in accordance with the terms thereof, which the Company makes available to its senior executives, and provides the Executives with supplemental medical insurance to cover the cost of any co-payment obligations. For as long as an Executive is insurable, the Company will provide and pay for term life insurance, payable to the Executive's designated beneficiary, which is in addition to any other life insurance available to employees of the Company. In the case of Mr. Rosenberg, the life insurance is in the amount of $1,000,000. For each of Messrs. Halper and McGeough, it is in the amount of $750,000.

      The Employment Agreements provide that the Company grant options to purchase up to 60,000 shares of Common Stock of the Company to Mr. Rosenberg and options to purchase up to 52,500 shares of Common Stock of the Company to each of Messrs. Halper and McGeough. Originally, these options were to vest in equal amounts on each of May 1, 1996, May 1, 1997 and May 1, 1998 at exercise prices of $24.00, $29.00 and $35.00 per share respectively. Upon the recommendation of the Compensation Committee, the Board of Directors has approved the cancellation of these options. The Board of Directors has approved the issuance of an identical number of new options to the Executives at strike prices of $21.00, $24.50 and $28.00 per share, vesting in equal amounts over three (3) years commencing May 1, 1997, a year later than the original grants were to begin vesting.

      The Company may terminate an Executive's employment at any time for any reason. If an Executive's employment is terminated other than (i) for Cause (as defined in the Employment Agreements; however, see "Change in Control" also in the Employment Agreements), (ii) as a result of the Executive's death or (iii) as a result of the Executive's permanent disability, or if the Executive terminates his employment for Good Reason (as hereinafter defined), prior to the termination date of the Employment Agreements, he shall be entitled to continue to receive his then current salary for a period of two years following termination, in addition to continued coverage under the various benefit programs.

      Good Reason is defined in the Employment Agreements as any one of the following events occurring and the Company failing to cure within ten days: (i) any material breach by the Company of any provision of the Agreements; (ii) any material diminution by the Company of the Employee's duties or responsibilities; or (iii) any Change in Control.

The Company's 1992 Stock Option Plan

      The purpose of the 1992 Stock Option Plan is to attract and retain officers and key employees for the Company by providing to such persons incentives and rewards for superior performance. The total number of shares of the Company's Common Stock that may be issued under options granted pursuant to the Stock Option Plan is 1,500,000.

      Options granted under the Stock Option Plan are nonqualified stock options. No option shall be exercisable more than 10 years from the date of grant, nor are they transferable. The option price may be equal to, greater than or less than the fair market value of the Common Stock, as determined by the Compensation Committee, which administers the 1992 Stock Option Plan. The Board may adjust the option price and the number or kind of shares covered by outstanding options if it determines it is necessary to prevent dilution or enlargement of the rights of optionees that could otherwise result from any (a) stock dividend, stock split, combination of shares or other change in the capital structure of the Company or (b) merger, consolidation, spin-off, reorganization, or other corporate transaction or event having an effect similar to any of the foregoing.

      At the discretion of the Compensation Committee, any stock option agreement may provide that if an optionee desires to sell any shares of Common Stock owned pursuant to an exercise of any option, he or she must give written notice to the Company, which shall constitute an offer to sell to the Company, the shares set forth in the notice on the same terms as the proposed sale. Also, the Compensation Committee may require any stock option agreement to provide that, upon an optionee's ceasing to be an employee of the Company for any reason, including death or retirement, it shall have the right to repurchase from the optionee any Common Stock of the Company then owned and to surrender for cancellation any unexercised options upon payment of the purchase price. The 1992 Stock Option Plan also provides that, in the event of termination of employment by reason of death, disability, retirement, or any leave of absence approved by the Company, the Compensation Committee may waive or modify any limitation or requirement with respect to any award under the 1992 Stock Option Plan.

      With respect to the Common Stock repurchased by the Company, the purchase price shall be determined by (a) multiplying the number of shares of Common Stock being repurchased by the Company by (b) the Current Market Price (as defined below) per share of Common Stock as of the date of the notice. With respect to the surrender of options, the purchase price shall be determined by
(a) multiplying the number of shares of Common Stock subject to such options or portion thereof being surrendered to the Company by (b) the difference between the Current Market Price per share of Common Stock as of the date of the notice and the option exercise price per share of Common Stock as of the date of the notice. "Current Market Price" shall mean, in respect of any share of Common Stock on any particular date, the average of the daily market prices for the previous 10 consecutive business days for a listing on the National Market System or the previous 30 days for a listing on the Nasdaq National Market. In the event there is no market for the shares or the Compensation Committee, in its sole discretion, determines that, on account of the lack of trading volume, the Current Market Price cannot be determined from the daily market prices, the Current Market Price shall mean the amount determined by an investment banker selected by the optionee from a list of at least three disinterested qualified investment bankers provided by the Compensation Committee.

      The Board may amend the 1992 Stock Option Plan from time to time except that any increase in the number of shares of Common Stock issued under the 1992 Stock Option Plan (except for the adjustments allowed regarding dilution or enlargement of an optionee's rights) or a change in who is eligible to receive options or otherwise cause Rule 16b-3 of the Securities Exchange Act of 1934 to cease to be applicable to the 1992 Stock Option Plan requires stockholder approval.

Report of the Compensation Committee

      Seaman's executive compensation program is designed to attract, reward and retain executive talent that will produce superior financial and operating results over the long term. The Compensation Committee believes that, in order to attract and retain highly qualified executives, it must offer these individuals a compensation package that is competitive. At the same time, the Committee believes that a substantial proportion of executive compensation should be tied to financial and operating performance of the Company and in the long term, to increases in the value of the Company's stock. The principal components of the compensation of the Company's senior management consists of base salary, the opportunity for cash bonuses and the opportunity for stock options under the 1992 Stock Option Plan.

      Alan Rosenberg, President and Chief Executive Officer of the Company is compensated pursuant to the Employment Agreement negotiated on behalf of the Company by representatives of the Company's holders of the majority of the voting stock who currently comprise the Compensation Committee. His base salary is increased annually by the percentage increase of the consumer price index ("CPI") for the preceding year. Mr. Rosenberg is also eligible for the Minimum Bonus. The Board may also annually review his salary and, in its sole discretion, increase his salary by an amount greater than the CPI increase and/or pay an additional bonus. Despite the fact that there were several notable achievements in fiscal 1996, such as the opening of nine new stores (including the expansion into the Cleveland Market) and the implementation of a radio frequency inventory system in the Company's Islip warehouse, no cash bonus was paid to Mr. Rosenberg because certain earnings targets were not met.

      Mr. Steven H. Halper, Executive Vice President - Chief Operating Officer and Secretary and Mr. Peter McGeough, Executive Vice President Chief Administrative and Financial Officer are compensated pursuant to the Employment Agreements negotiated on behalf of the Company by representatives of the Company's holders of the majority of the voting stock who currently comprise the Compensation Committee. Each of their base salary is increased annually by the percentage increase of the CPI for the preceding year. They are also eligible for the Minimum Bonus. The Board may also annually review their salaries and, in its sole discretion, increase their salaries by an amount greater than the CPI increase and/or pay an additional bonus. Despite the fact that there were several notable achievements in fiscal 1996, such as the opening of nine new stores (including the expansion into the Cleveland Market) and the implementation of a radio frequency inventory system in the Company's Islip warehouse, no cash bonus was paid to either Messrs. Halper or McGeough because certain earnings targets were not met.

      The Committee believes that stock options are a key mechanism to link management's interests with those of the stockholders. Accordingly, stock options are a major component of the management's compensation. The Executives were granted options pursuant to the employment agreements entered into in October 1992, half of which vested immediately and of the remainder two-thirds have vested. The balance will be subject to accelerated vesting if certain Company performance targets are met. The options granted under the current Employment Agreements to the Executives were cancelled by the Board of Directors and replaced with options which start vesting a year later, over a three year period at lower strike prices, which are still above the current market price. See "Employment Agreements". The Company's long-term performance ultimately determines compensation from stock options, since gains from stock option exercise are entirely dependent on the long-term growth of the Company's stock price.

      The Committee believes that the quality and motivation of all of Seaman's employees makes a significant difference in the long-term performance of the Company. The Committee also believes that compensation programs which reward performance that meets or exceeds high standards also benefit the stockholders and that the Committee has appropriate flexibility in administering these programs. This report is submitted by the members of the Compensation Committee:

            Kim Z. Golden
            James B. Rubin
            Robert C. Ruocco

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

      There were no Compensation Committee interlocks or insider participation in compensation during the last fiscal year.

Certain Relationships and Related Transactions

      None

Performance Graph

      The following graph compares the cumulative total stockholder return on the Common Stock with the Standard Industry Code Index (5712) for Furniture Stores for the period April 30, 1993 through April 30, 1996, assuming an initial investment of $100 and the reinvestment of all dividends. (The Company did not declare dividends on its Common Stock during this period.) With respect to the Common Stock, such initial investment was assumed to have been made at the price of $10.50 per share. The price of $10.50 per share was determined by using the bid price of the Company Stock at April 30, 1993. This over-the-counter bid reflects the interdealer prices, without retail markup, markdown or commission and may not necessarily represent actual transactions. Trading in shares of the Common Stock on the Nasdaq National Market commenced on June 8, 1993. The Common Stock closed at $18.50 on April 30, 1996.

                     COMPARISION OF CUMULATIVE TOTAL RETURN
                     OF COMPANY, INDUSTRY AND BROAD MARKET

                             [GRAPHIC APPEARS HERE]

                               1993      1994      1995      1996
                               ----      ----      ----      ----
SEAMAN FURNITURE CO INC       100.00    126.19    195.24    176.19
INDUSTRY INDEX                100.00    112.12     76.91     78.36
BROAD MARKET                  100.00    105.33    123.72    161.11

      The Standard Industry Code Index (5712) - Furniture Stores reflected in the foregoing graph includes the Common Stock of: Atlantic American Corp., Bombay, Inc.; Haverty Furniture COS ; Heilig Meyers Co.; Huffman Koos, Inc.; JG Industries, Inc.; Lechters, Inc.; Levitz Furniture, Inc.; J. Michael, Inc.; Pillowtex CP.; Rhodes, Inc.; Roberds Inc.; Seaman Furniture Co., Inc.; and Welcome Home Inc.

                    RATIFICATION OF SELECTION OF AUDITORS

                            (Item 2 on the Proxy)

      The Board of Directors has selected Deloitte & Touche LLP ("Deloitte") as the independent public accountants of the Company for fiscal year 1997. Deloitte has served as the independent public accountants of the Company since 1988. Arrangements have been made for a representative of Deloitte to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate stockholder questions.

      The Board of Directors recommends that stockholders vote FOR ratification of the selection of Deloitte & Touche LLP as the Company's independent public accountants for fiscal year 1997. Proxies solicited by the Board will be so voted unless stockholders specify in their proxies a contrary choice.

Section 16(a) Beneficial Ownership Reporting Compliance

      To the Company's knowledge, based solely on a review of the copies of the reports furnished to the Company and written representations of all directors and executive officers that no other reports were required with respect to their beneficial ownership of Common Stock during the fiscal year ended April 30, 1996, the Company's directors and executive officers and all beneficial owners of more than 10% of the Common Stock outstanding complied with all applicable filing requirements under Section 16(a) of the Securities and Exchange Act of 1934 with respect to their beneficial ownership of Common Stock during the fiscal year ended April 30, 1996, except with respect to the following filings. Messrs. Rosenberg, Halper and McGeough filed amendments to their reports on Form 3 originally filed on April 13, 1993, to reflect the full grant of stock options pursuant to their Employment Agreements, only the exercisable shares were previously reported. See "Employment Agreements."

                                ANNUAL REPORT

      This proxy statement is accompanied or has been preceded by the Annual Report of the Company for its fiscal year ended April 30, 1996. Stockholders are referred to such report for financial information about the activities of the Company, but such report is not incorporated into this Proxy Statement and is not deemed to be part of the proxy soliciting material.

PROXY CARD

                        SEAMAN FURNITURE COMPANY, INC.
              300 Crossways Park Drive, Woodbury, New York 11797
              ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 25, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Alan Rosenberg and Steven H. Halper, and each of them, proxies of the undersigned with full power of substitution, to vote all the shares of Common Stock, $.01 par value, of Seaman Furniture Company, Inc. (the "Company") held of record by the undersigned on August 8, 1996, at the Annual Meeting of Stockholders to be held on September 25, 1996 and at any adjournment thereof.


                          (Continued on reverse side)



- --------------------------------------------------------------------------------
         [ARROW POINTING UP] FOLD AND DETACH HERE [ARROW POINTING UP]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

                                                             Pleae mark    [X]
                                                             your votes as
                                                             indicated in
                                                             this example

1. Election of Directors

      FOR nominees         WITHHOLD          NOMINEES: Barry J. Alperin, Leo
   listed to the right     AUTHORITY         Peraldo and Alan Rosenberg
    (except as marked   to vote for all
     to the contrary)   nominees listed      INSTRUCTION: To withhold authority
                         to the right        to vote for an individual nominee,
           [_]                [_]            write such nominee's name in the
                                             space below.

                                             ----------------------------------

2. Ratification of selection of Deloitte & Touche LLP as Independent Public Accountants of the Company for fiscal 1997.

                         FOR        AGAINST         ABSTAIN
                         [_]          [_]             [_]


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED "FOR" THE LISTED PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said attorneys, agents, proxies, their substitutes or any of them may lawfully do by virtue hereof.


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Signature of Stockholder


- --------------------------------------------------------------------------------
Signature of Stockholder


Dated:                                          , 1996
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Please date this Proxy and sign your name exactly as it appears hereon. When there is more than one owner each should sign. When signing as an attorney, administrator, executor, guardian, trustee, please add your title as such. If executed by a corporation, this proxy should be signed by a duly authorized officer. If a partnership, please sign in partnership name by authorized persons. Please date, sign and return this Proxy Card in the enclosed envelope. No postage required if mailed in the United States.